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                                                                    Exhibit 99.2
                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") executed on April 16, 2007, by and between CirTran Online Corporation, a Utah corporation (the "Company"), and a wholly-owned subsidiary of CirTran Corporation, a Nevada corporation ("CirTran"), and Sovatphone Ouk ("Executive"). The Company desires to employ the services of Executive on the terms and subject to the conditions of this Agreement, and Executive desires to accept such employment.

         In consideration of the terms and mutual covenants contained in this Agreement, the Company and Executive agree as follows.

         1. Employment. The Company hereby engages the services of Executive as the Senior Vice President directly responsible for the online and web sales and marketing division of the Company to perform those duties reasonably delegated by the Board of Directors of the Company (the "Board") and all other reasonable duties consistent with such description, and Executive hereby accepts such employment. During the term of this Agreement, Executive shall perform such additional or different duties and accept appointment to such additional or different positions of the Company or CirTran as may be specified by the Board, provided that such duties are reasonable and consistent with his title. Executive shall perform his obligations to the Company pursuant to this Agreement under the direction of the Company; provided, however, that the Company acknowledges that Executive is also the CEO of Global Marketing Alliance, LLC and its group of companies ("GMA"), which is providing services to the Company and generating and distributing to the Company certain of GMA's revenues pursuant to an Assignment and Exclusive Services Agreement dated effective January 1, 2007 (the "GMA Agreement"), and Executive will allocate his time between the Company and GMA as determined in his sole reasonable discretion. Furthermore, the Company acknowledges that Executive is currently engaged in business activities other than those involving COC, CirTran and GMA including those relating to mortgages or other financial services, and agrees that Executive may continue to be involved in such other business activities during the term of this Agreement, provided that such activities do not violate any provision of this Agreement or interfere with the provision of services to the Company or GMA.

         2. Term. This Agreement shall be effective as of January 1, 2007 (the "Effective Date") and shall continue until December 31, 2009, unless sooner terminated as provided in Section 6 hereof. Thereafter, this Agreement shall renew for successive terms of two (2) years each unless, at least 30 days prior to the end of the current term, any party hereto notifies the other parties of the intent not to renew, or unless sooner terminated as provided in Section 6 hereof.

         3.   Compensation.

              (a) For services rendered pursuant to this Agreement, Executive shall receive, commencing on the date of this Agreement, the following compensation on the following terms:

                  (i) The Company shall cause CirTran to issue Executive options to purchase a total of 3,000,000 shares of CirTran's common stock. These options will be issued


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pursuant to CirTran's new Stock Plan which will be filed and registered with the
SEC within 60 days from this Agreement's execution date. Such options shall be exercisable at $.02 per share and expire five years after the date of grant. The options will contain customary provisions for adjustments to the securities issuable on exercise and the exercise price as a result of stock splits, stock dividends, recapitalizations and similar events. The options will vest 100% on the date of grant, which shall be the date of this Agreement. Such terms shall be set forth in a stock option contract and shall be subject to such other terms and conditions as may be determined by the board of directors of CirTran, or a committee thereof.

                  (ii) During the first week of each year beginning in 2008, Executive shall be granted additional options to purchase 3,000,000 shares of CirTran's common stock, as adjusted for subsequent stock splits and recapitalizations, with an exercise price equal to the fair market value of CirTran's common stock on the date of grant, and with terms determined in accordance with CirTran's Stock Option Plan by CirTtran's board of directors or the committee established pursuant to CirTran's Stock Option Plan. Executive may be granted additional options to purchase shares of CirTran's common stock as determined from time to time by CirTran's board of directors or such committee. All options shall be subject to such other terms and conditions as may be determined by CirTran's board of directors or the committee when such options are granted, and are subject to continued employment by the Company of Executive.

                  (iii) For purposes of this Agreement, "New Business" shall mean new business opportunities generated for the Company or CirTran through the efforts or contacts of Executive, such as product manufacturing agreements, product endorsement agreements and other opportunities agreed to by the Company in writing. To qualify as New Business, Executive must notify the Company or CirTran prior to the Company or CirTran entering into any binding commitments that the proposed transaction is intended to be New Business, and the Board and the Company and CirTran must expressly accept the proposed transaction as New Business. Executive shall receive 5% of the gross margin actually received by the Company or CirTran from such New Business, net of discounts and returns, as applicable (the "New Business Payments"). The New Business Payments will continue to be paid to Executive during the entire period that the Company or CirTran maintains a positive gross margin from the New Business, except as otherwise provided herein. Due to the potential variety of transactions which may constitute New Business, gross margin will be determined on a transaction by transaction basis by the Board in its reasonable determination. If Executive has so requested in his notice of potential New Business, and subject to compliance with applicable securities laws, the Company shall cause CirTran to provide up to 50% of the New Business Payments due Executive under this paragraph 3(a)(iii) to be payable in the form of restricted common stock of CirTran valued at the trading price of CirTran's common stock on its principal market. New Business Payments not payable in stock will be paid by the 15th of each month with respect to gross margin received in the prior calendar month.

                  (iv) All options and shares of common stock shall be subject to such other terms and conditions as may be determined by the board of directors of CirTran or a committee thereof when and if such options or shares of common stock are issued to Executive.


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                  (v) Executive shall also receive 5% of all gross investments made into the Company that are directly generated and arranged by Executive if the following conditions are satisfied: (i) Executive's sole involvement in the process of obtaining the investment is the introduction of the Company to the potential investors and the Executive does not participate in the recommendation, structuring, negotiation, documentation or selling of the investment, and (ii) neither the Company nor the investor are required to pay any commissions, finders fees or similar compensation to any agent, broker, dealer, underwriter or finder in connection with the investment, and (iii) the Board, in its sole discretion, determines that the investment qualifies for this bonus and that the bonus may be paid with respect to the investment. Executive may request that the Board make its determination pursuant to clause (iii) of the preceding sentence prior to introducing the Company and the investor.

         4. Employment Benefits. Except as otherwise set forth in this Agreement, the Company shall not provide Executive employee benefits, it being understood that he will receive benefits through GMA.

         5. Expenses. The Company will reimburse Executive for reasonable expenses pre approved in writing by the Company's CEO and incurred in connection with the Company's business in accordance with policies established by the Company.

         6. Termination. Executive's employment by Company and this Agreement will terminate prior to the termination or expiration of this Agreement upon the first to occur of the following:

              (a) Termination by the Company for "cause," as reasonably determined by the Board. For the purposes of this Section 6(a), "cause" shall mean:

                  (i) failure to reasonably perform his duties hereunder after written notice, a reasonable opportunity to cure (except in the case of intentional misfeasance), and the opportunity to discuss such matters before the Board;

                  (ii) engagement by Executive in dishonest or illegal conduct;
or

                  (iii) conviction of a felony.

              (b) Termination by the Company in the event of Executive's disability. "Disability" will be deemed to exist if Executive has substantially failed to perform the essential functions of his duties hereunder for 180 consecutive days (notwithstanding reasonable accommodation by the Company) for reasons of mental or physical health, or if a physician selected in good faith by the Company examines Executive (and Executive hereby agrees to permit such reasonable examinations at the Company's expense) and advises the Company that Executive will not be able to perform the essential functions of his duties hereunder for the following 180 consecutive days. If the Company terminates Executive's employment for Disability, Executive shall receive (i) New Business Payments, as they come due, with respect to New Business for which the Company had contractual rights at the time of termination, and (ii) any other compensation due under this Agreement through the date of termination. Except for


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the survival of the New Business Payments as set forth in the preceding sentence, the Company will have no further obligation under this Agreement at that time.

              (c) Executive's Death. In the event of Executive's death, Executive's estate shall be entitled to continue to receive New Business Payments, as they come due, with respect to New Business for which the Company had contractual rights at the time of Executive's death. Executive's estate shall receive any other compensation due under this Agreement through the date of death. All of Company's other obligations under this Agreement shall terminate immediately.

              (d) Termination of GMA Agreement. This Agreement shall terminate upon the termination of the GMA Agreement dated effective January 1, 2007. Executive's right to continue to receive New Business Payments shall also terminate unless the GMA Agreement was terminated (i) upon expiration of its stated term, or (ii) by GMA for cause as provided therein.

              (e) Survival of New Business Payments. Executive's right to continue to receive New Business Payments shall terminate upon a termination of this Agreement (i) by the Company for cause as described in Section 6(a), or
(ii) by the Executive, unless Executive terminates due to the Company's material breach and after giving the Company notice of such breach and a reasonable opportunity to cure.

         7. Notice of Termination. Any termination of Executive's employment under this Agreement shall be communicated by a written Notice of Termination (the "Notice") to the other party hereto, which Notice shall specify, to the extent not already set forth in a notice of default with opportunity to cure, the particular termination provision in this Agreement relied upon by the terminating party and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under such provision. Any such Notice to the Company shall be delivered to the Company's president or personnel director at its principal place of business. Any such Notice to Executive shall be delivered personally to Executive or delivered to his residence address listed in the Company's personnel records.

         8. Agreement Not to Solicit Employees, Customers, or Others. Executive covenants and agrees that, for a period of two years after this Agreement is terminated, he will not, directly or indirectly, (i) solicit, induce or hire away, or assist any third party in soliciting, diverting or hiring away, any employee of the Company, whether or not the employee's employment is pursuant to a written agreement and whether or not such employment is for a specified term or is at will, or (ii) induce or attempt to induce any customer, supplier, dealer, lender, licensee, consultant or other business relation of the Company to cease doing business with the Company; provided, however, that this Section 8 shall not apply to customers of contracts assigned to the Company under the GMA Agreement following the termination or expiration of the GMA Agreement.


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         9.   Ownership, Non-Disclosure and Non-Use of Confidential or
Proprietary Information.

              (a) Executive covenants and agrees that while he is employed by the Company and after the termination of his employment he will not, directly or indirectly,

                  (i) give to any person not authorized by the Company to receive it or use it, except for the sole benefit of the Company, any of the Company's proprietary data or information whether relating to products, ideas, designs, processes, research, marketing, customers, management know-how, or otherwise; or

                  (ii) give to any person not authorized by the Company to receive it any specifications, reports, or technical information or the like owned by the Company; or

                  (iii) give to any person not authorized by the Company to receive it any information that is not generally known outside of the Company or that is designated by the Company as limited, private, or confidential.

              (b) The Company and Executive agree that the obligations of confidentiality and non-disclosure set forth in Section 9(a) above shall not apply to any information that is (i) in the public domain at the time of disclosure to Executive or comes into the public domain after such disclosure through no violation of this Agreement, (ii) lawfully available to Executive prior to any disclosure by the Company, including but not limited to information developed or owned by GMA or any affiliate, (iii) independently developed by Executive or GMA or any affiliate, (iv) made available by the Company to a third party on an unrestricted basis, or (v) released pursuant to the binding order of a government agency or a court.

              (c) Executive covenants and agrees that he will keep himself informed of the Company's policies and procedures for safeguarding the Company property including proprietary data and information and will comply therewith at all times. Executive will not, except when authorized by the Company, remove any Company property from the Company's premises. Executive will return to the Company immediately upon termination of his employment all Company property in his possession or control.

         10. Complete Agreement. This Agreement and the GMA Agreement embody the complete agreement and understanding between the parties and supersedes any prior understandings, agreements or representations by or among the parties, whether written or oral, concerning the subject matter hereof in any way.

         11. Amendments; Waivers. This Agreement may not be amended except by a writing signed by each of the Company, CirTran and Executive. Any waiver by a party hereof of any right hereunder shall be effective only if evidenced by a signed writing, and only to the extent set forth in such writing.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by the parties hereto and their respective successors, heirs and


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assigns, except that Executive may not assign any of his obligations hereunder without the prior written consent of the Company.

         13. Remedies. Each of the parties to this Agreement will be entitled to specifically enforce its rights under this Agreement, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights to which it may be entitled. Furthermore, Executive agrees that any right to receive New Business Payments following termination of this Agreement is conditioned on Executive's compliance with Sections 8 and 9, and upon any material breach thereof by Executive, the Company shall be entitled to cease all further payment of New Business Payments.

         14. Notices. Any notice to be given hereunder shall be in writing and shall be effective when personally delivered or sent to the other party by registered or certified mail, return receipt requested, or overnight courier, postage prepaid, or otherwise when received by the other party, at the address set forth at the end of this Agreement.

         15. Governing Law, Dispute Resolution. This Agreement shall be governed by and construed by the laws of the State of Utah, disregarding the conflicts of laws provisions thereof. Any claim, dispute or controversy arising out of, or relating to any section of this Agreement or the making, performance, or interpretation of the rights and obligations explicitly set forth in this Agreement shall, upon the election by written notice of any party hereto, be settled on an expedited basis by binding arbitration in Salt Lake City, Utah before a single arbitrator mutually agreeable to the parties, or if no agreement is reached, before a single arbitrator from the American Arbitration Association selected in accordance with its rules then in effect, which arbitration shall be conducted in accordance with such rules, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of controversy.

         16. Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute among the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]


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         IN WITNESS  WHEREOF,  the parties have executed  this  Agreement on the date first set forth above, to be effective as of the Effective Date.


                                     CIRTRAN ONLINE CORPORATION


                                     By: /s/ Iehab Hawatmeh
                                         ---------------------------------------
                                         Name:  Iehab Hawatmeh
                                         Title:  CEO
                                         Address: 4125 South 6000 West
                                         West Valley City, Utah 84128


                                     CIRTRAN CORPORATION


                                     By: /s/ Iehab Hawatmeh
                                         ---------------------------------------
                                         Name:  Iehab Hawatmeh
                                         Title:  CEO
                                         Address: 4125 South 6000 West
                                         West Valley City, Utah 84128


                                     EXECUTIVE:


                                     By: /s/ Sovatphone Ouk
                                         ---------------------------------------
                                         Sovatphone Ouk
                                         Address:  c/o Global Marketing Alliance
                                         3135 South 1300 East
                                         Salt Lake City, Utah 84106










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